ARTHUR ANDERSEN


                                                                Exhibit 23














                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2001 on the financial statements of Alabama Power Company, included in this Form 8-K, into Alabama Power Company's previously filed Registration Statement File No. 333-67453.




/s/Arthur Andersen LLP
Birmingham, Alabama
February 28, 2001